Exhibit 99.2

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.  THIS WARRANT AND SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

SOFTECH, INC.

WARRANT FOR THE PURCHASE OF SHARES OF

COMMON STOCK

NO. 2  Eleven Thousand Seven Hundred and Ninety-Two (11,792) shares of Common Stock

Issuance Date:  July 9, 2013

FOR VALUE RECEIVED, SOFTECH, INC., a Massachusetts corporation (the "Company"), hereby certifies that PRIDES CROSSING CAPITAL-A, L.P., or permitted assigns, is entitled to purchase from the Company, at any time or from time to time, after the date hereof and prior to the Expiration Date (as defined below) eleven thousand seven hundred and ninety-two (11,792) fully paid and non-assessable shares of the common stock, par value $.10 per share of the Company, at the initial purchase price of one dollar ($1.00) per share.

The term "Common Stock" means the common stock, together with any other equity securities which may be issued by the Company in addition thereto or in substitution therefor, "Holder" means the registered holder of this Warrant, "Warrant Shares" means the shares of the Common Stock purchasable hereunder, "Per Share Warrant Price" means the price payable hereunder for each of the Warrant Shares, and "Warrant" means this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant.

"Expiration Date" means the earlier of (i) 5:00 P.M. Eastern Time on July 9, 2020 or (ii) a Liquidity Event.  "Liquidity Event" means the acquisition of substantially (meaning more than fifty percent (50%) of tangible and/or intangible assets) all of the business or assets of the Company by persons (other than the holders of a majority of the voting equity of the Company) in a transaction or a series of related transactions (other than a transaction or transactions in the nature of a financing) whether by merger, sale of assets, acquisition of a majority of the equity securities of the Company or otherwise (including transactions where the Company is the successor entity but existing equity holders of the Company immediately prior to the transaction or transactions do not own a majority of the voting securities of the Company following such transaction or transactions).

1.

EXERCISE OF WARRANT.

(a)

This Warrant may be exercised, in whole at any time or in part from time to time, after the date hereof and prior to the Expiration Date for such number of Warrant Shares that are then Vested (as defined below) by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company, together with payment in full of the Per Share Warrant Price for all of the Warrant Shares then being purchased.  Payment for Warrant Shares shall be made by certified check or official bank check, payable to the order of the Company.

Warrant Shares shall become Vested Shares as follows:

1/36th of the Warrant Shares are deemed Vested Shares as of July 1, 2013 and 1/36th of the Warrant Shares shall vest and become Vested Shares on the first calendar day of each month beginning August 1, 2013, with all Warrant Shares being Vested Shares as of June 1, 2016.

Notwithstanding the foregoing, upon the earlier of a Liquidity Event or the prepayment by the Company of all its obligations to the applicable lenders (a “Loan Prepayment”) under the Loan Documents (as defined in the Loan Agreement) pursuant to that certain Loan, Pledge and Security Agreement dated as of May 10, 2013 by and among the Company, Prides Crossing Capital, L.P. and Prides Capital-A, L.P. (the “Loan Agreement”), then all Warrant Shares which have not previously vested shall vest and be Vested Shares immediately prior to the closing of such Liquidity Event or Loan Prepayment, and the Holder shall have the opportunity to exercise the Warrant and participate in such Liquidity Event.

(b)

Notwithstanding Section 1(a), if the fair market value of one share of the Company’s Common Stock is greater than the Per Share Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly executed subscription form in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y(A-B)

A

Where

X =

the number of shares of Common Stock to be issued to the Holder

Y =

the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of shares of Common Stock with respect to which this Warrant is being exercised

A =

the fair market value of one share of the Company’s Common Stock as determined in Section 1(d)

B =

Per Share Warrant Price (as adjusted to the date of such calculation)

(c)

If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder will be entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised.  Upon such surrender of this Warrant the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, purchase out of funds legally available therefor any such fractional interest for an amount in cash equal to the fair value of such fractional interest, and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

(d)

For purposes of the above, if the Common Stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of a share of Common Stock shall be the average closing price of a share of Common Stock for the period of the last 60 trading days ending on the last business day prior to the date on which Holder surrenders this Warrant together with its subscription form to the Company.  If the Company’s Common Stock is not traded in a Trading Market, the Board of Directors of the Company (the “Board”) shall determine the fair market value of a share of Common Stock in its reasonable good faith judgment.  The foregoing notwithstanding, if Holder advises the Board in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation.  If the valuation of such investment banking firm is more than ten percent (10%) greater than that determined by the Board, then all fees and expenses of such investment banking firm shall be paid by the Company.  In all other circumstances, such fees and expenses shall be paid by Holder.

(e)

The Company shall deliver notice to Holder of an anticipated Liquidity Event at least 20 days prior to the closing thereof.  In the case of an exercise in anticipation of a Liquidity Event, the Holder may specify that this Warrant is exercised conditional upon the specified event occurring.  Any other exercise of this Warrant shall be unconditional unless otherwise agreed to by the Company.

2.

RESERVATION OF WARRANT SHARES

The Company will at all times reserve and keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights.

3.

ADJUSTMENT OF WARRANT SHARES AND PER SHARE WARRANT PRICE

(a)

Whenever the Company shall (i) pay a dividend on Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares by reclassification of its shares of Common Stock, the number of Warrant Shares and the Per Share Warrant Price shall be equitably adjusted as of the payment date of such dividend or the effective date of such subdivision, combination or reclassification.

(b)

In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Holder of this Warrant shall become entitled upon exercise hereof to receive any shares of the Company other than shares of its Common Stock, then thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 3 in respect of the Common Stock.

(c)

If the Company shall be consolidated with or merged with or into another corporation (whether or not the Company shall be the surviving entity), or shall sell or exchange all or substantially all of its assets, or shall reclassify or reorganize its capital structure (except a stock dividend, split or combination covered by subparagraph 3(a) hereof), this Warrant shall (subject to termination in the case of any such transaction which may be a Liquidity Event) be exercisable, on the terms and conditions hereof, for the number of shares of stock or other securities or properties to which the Holder of the number of shares of Common Stock issuable upon exercise of this Warrant would have been entitled if they had been issued and held by the Holder on the record date for determining who is entitled to such other stock, securities or properties.

(d)

If any capital reorganization or reclassification of the Common Stock of the Company (other than those covered by subparagraph 3(a) hereof), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for the Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor, surviving or purchasing corporation, as the case may be, shall agree that the Holder shall have the right, upon the exercise of this Warrant, to receive the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of the Common Stock issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 (subject to termination in the case of any such transaction which may be a Liquidity Event).

(e)

The Company represents and warrants that it is not a party to any agreement, and there are no proposed agreements with any Person which grants such party rights to additional shares, options or warrants as compensation for and/or to avoid the dilutive effect of issuing new or additional stock, options or rights to subscribe thereto.

(f)

Upon each adjustment required pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its chief financial officer, or comparable officer, setting forth such adjustment and the facts upon which such adjustment is based.

4.

REGISTRATION RIGHTS

If at any time or from time to time after the date hereof, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, the Company will:

(i)

promptly give to Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(ii)

include in such registration, and in any underwriting involved therein, all Warrant Shares specified in a written request or requests, made within 30 days after receipt of such written notice from Company, by Holder.

5.

BUY-OUT OPTION

From the fifth anniversary of the issuance of this Warrant until the expiration of this Warrant, the Holder has a one-time right to require the Company to repurchase (a “Repurchase”) all or a portion of this Warrant by submitting a written notice therefor to the Company (a “Repurchase Notice).  Such repurchase shall be made by the Company within 20 days of its receipt of a Repurchase Notice by making a cash payment to the Holder equal to the product of (x) the fair market value of a share of Common Stock (as determined pursuant to the methodology and provisions of Section 1(d) of this Warrant as if the date of the Repurchase Notice was the date on which the Warrant was being surrendered) minus the Per Share Warrant Price then in effect and (y) the number of Warrant Shares represented by the portion of the Warrant that the Holder submits for Repurchase.  As an illustrative example, if (i) on the date of the Repurchase Notice the number of Warrant Shares equals 11,792, (ii) the fair market value of one Warrant Share equals $10.00, (iii) the Per Share Warrant Price remains $1.00 and (iv) the Holder submits a Repurchase Notice requiring the Company to repurchase 50% of the Warrant, the repurchase payment by the Company to the Holder would equal $53,064 (5,896 multiplied by $9.00).  In the event of a Repurchase of less than 100% of the Warrant, the Company shall promptly issue a new Warrant to the Holder of like tenor for the balance of the Warrant that was not repurchased.

6.

FULLY PAID STOCK; TAXES

The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and the Company will take all such action as may be necessary to ensure that the par value or stated value per share of the Common Stock is at all times equal to or less than the Per Share Warrant Price.  The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of this Warrant and/or Warrant Shares or certificates therefor.  The Company shall not, however, be required to pay any stamp, original issue or similar tax which may be payable in respect of any transfer involved in the transfer and delivery of stock certificates in a name other than that of the Holder.

7.

TRANSFERABILITY.

(a)

The initial Holder, by acceptance of this Warrant, represents and warrants to the Company that it is acquiring this Warrant for its own account, for investment and not with a view to distribution or resale thereof and that such initial Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

(b)

This Warrant is transferable only upon the books of the Company which it shall cause to be maintained for the purpose.  An assignment or transfer may be made by surrendering this Warrant to the Company, together with an instrument or instruments of transfer in form reasonably satisfactory to the Company (if so required by the Company), properly executed by the registered holder.  Upon such surrender, the Company will execute and deliver, in the case of an assignment or transfer in whole, a new Warrant in the name of the transferee or, in the case of a transfer in part, a new Warrant in the name of the transferee for the number of Warrant Shares included in such transfer and a Warrant in the name of the Holder for the remaining number of Warrant Shares which have not been assigned or transferred.  Any transferee agrees, by the acceptance of this Warrant, to be bound by the terms of this Warrant.

(c)

The Company may treat the registered Holder of this Warrant as appears on its books at any time as the Holder for all purposes.  All Warrants hereafter issued will continue to be dated the same date as this Warrant.

(d)

If this Warrant or Common Stock issued on its exercise is not registered under the Securities Act, the Company may require as a condition to any sale, assignment or transfer that the Holder or transferee of such Warrant or Common Stock furnish to the Company an opinion of counsel reasonably satisfactory to counsel for the Company that such sale, assignment or transfer does not require registration under the Securities Act; provided that no such opinion shall be required in the event of any transfer of this Warrant or Common Stock to an Affiliate of the Holder.  This Warrant and certificates evidencing shares purchased under this Warrant shall bear a legend to the foregoing effect.  “Affiliate” means, with respect to any specified person or entity, any other person or entity who, directly or indirectly, controls, is controlled by, or is under common control with such person or entity.

8.

REGISTRATION OF TRANSFERS AND EXCHANGES

The Company shall from time to time register the transfer of any outstanding Warrants upon the books to be maintained by the Company for that purpose, upon surrender thereof accompanied (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered holder or by a duly authorized attorney.  Upon any such registration of transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Company.

9.

LOSS, ETC., OF WARRANT

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

10.

WARRANT HOLDER NOT STOCKHOLDER; REQUIRED NOTICES

Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof. So long as Holder holds this Warrant and/or any of the shares issued upon exercise of this Warrant and Company is not a subject to the current and period reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, Company shall deliver promptly to Holder (a) copies of all notices or other written communications to which Holder would be entitled if it held shares as to which this Warrant was then exercisable and (b) such other financial statements required under and in accordance with any loan documents between Holder and Company, or if there are no such requirements or if the subject loan(s) are no longer are outstanding, then within 45 days after the end of each of the first three quarters of each fiscal year, Company's quarterly, unaudited financial statements and within 180 days after the end of each fiscal year, Company's annual, audited financial statements.

11.

COMMUNICATION

No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first class mail, postage prepaid, addressed to

(a)

the Company at 59 Lowes Way, Suite 401, Lowell Massachusetts, or such other address as the Company has designated in writing to the Holder, or

(b)

the Holder at such last address as the Holder has furnished to the Company.

12.

HEADINGS

The headings of this Warrant have been inserted as a matter of convenience, and shall not affect the construction hereof.

13.

APPLICABLE LAW

This Warrant shall be governed by and construed in accordance with the laws (other than the conflict of laws principles) of the State of Delaware.

IN WITNESS WHEREOF, SOFTECH, INC. has caused this Warrant to be executed and delivered as an instrument under seal as of the date first written above.

SOFTECH, INC.

By: /s/ Joseph P. Mullaney

Joseph P. Mullaney

Its President

[SofTech: Signature page to Warrant/Prides Crossing-A – July 2013]

SUBSCRIPTION FORM

(To be Executed by the Registered Holder

in Order to Exercise the Warrant)

TO:   SOFTECH, INC.

      .

The undersigned hereby elects to exercise the warrant issued to it by the Company and dated July 9, 2013 Warrant No. 2 (the “Warrant”) and to purchase thereunder ______ shares of the Common Stock of the Company (the “Shares”) at a purchase price of $1.00 per Share or an aggregate purchase price of ______ (the “Purchase Price”).

      .

The undersigned hereby elects to convert ______ percent (______%) of the value of the Warrant pursuant to the provisions of Section 1(b) of the Warrant.

      .

The exercise of this Warrant is conditional upon the closing of the following Liquidity Event: ______

Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash, by certified check or wire transfer or, if the undersigned has checked the second box above, in accordance with the Net Issue Exercise provision of Section 1.2 of the Warrant.

______________________________________________

Signature

______________________________________________

(Print name of Holder)

______________________________________________

______________________________________________

Address

Dated: ________________, 20__